Covenant Not to Compete and Confidentiality Agreement

      THIS COVENANT NOT TO COMPETE AND CONFIDENTIALITY AGREEMENT ("Agreement"), dated June 7, 2005, by and between IPEX, Inc., a corporation organized and existing under the laws of Nevada with offices at 9255 Towne Centre Drive, Suite 235, San Diego, California 92121 (the "Company") and RGB Channel SRL, a corporation organized and existing under the laws of Italy with offices at Via Alserio 13, Milano 20159 Italy , Massimo Ballerini, B Tech, Ltd.., a corporation organized and existing under the laws of the British Virgin Islands and Emanuele Boni (collectively "Covenanter").

                              W I T N E S S E T H:

      WHEREAS, the Company and Covenanter, among others, are parties to two (2) certain asset purchase and sale agreements (the "APA's") of even date herewith, whereby the Company has agreed to purchase certain of the assets of the Covenanter;

      WHEREAS, the Company and Covenanter are desirous of restricting the competition of Covenanter, as provided herein.

      NOW THEREFORE, in consideration of the inducement to enter into the APA's and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, and in further consideration of the covenants and agreements contained herein, the parties hereto agree with each other, as follows:

      1. Covenant Not to Compete. Covenanter agrees and covenants that Covenanter shall not, without the prior written consent of the Company, directly or indirectly, anywhere within the territory in which the Company conducts its business (the "Restricted Territory") for a period from the date hereof until five (5) years following the date hereof: (1) form, acquire, finance, assist, support, or become associated as an employee, agent, partner, shareholder, coventurer or otherwise, directly or indirectly, with, or engage in, a business which is similar to the business of the Company (any such business is hereinafter referred to as a "Competitive Business"); (2) for the purpose of conducting or engaging in any Competitive Business, call upon, solicit, advise or otherwise do, or attempt to do business with any suppliers, customers or accounts of the Company or take away or interfere or attempt to interfere with any customer, trade, business or patronage of the Company; (3) interfere with or attempt to interfere with or hire any officers, employees, representatives or agents of the Company, or any of the Company's subsidiaries or affiliates, or induce or attempt to induce any of them to leave the employ of the Company or any of the Company's subsidiaries or affiliates, or violate the terms of their contract with any of them, or (4) make any statement disparaging the business of the Company, or its subsidiaries, officers, directors and shareholders, to any person, firm, corporation or other business organization whatsoever. Covenanter shall not use or disclose, after the date hereof, any proprietary information or know-how of the Company in any Competitive Business.

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      2. Confidentiality.  Covenanter agrees expressly that Covenanter shall not use, permit the use of, disclose,  or permit the disclosure to any competitor or
other  third  party  of  any  Confidential   Information  (as  herein  defined).
Covenanter  acknowledges  that the  continued  success  of  Company  is  largely
dependent  upon  maintaining  the   confidentiality   of  such  information  and
preventing its disclosure to competitors and other third parties. "Confidential Information" includes, but shall not be limited to, information pertaining to research and development of new product designs, sales and marketing information of Company, trade secrets, software programs, and customer data and shall include any information of a similar nature hereafter identified to this Agreement as confidential or proprietary. "Customer data" means any information pertaining to a customer, distributor, supplier, or other person or entity contacted to utilize Company's services or purchase or license its products, including, but not limited to, preferences, pricing information, service needs, software, and similar insider knowledge of such parties' requirements obtained by Company at any time or obtained by Covenanter. Covenanter agrees that for the five (5) year term of this Agreement Covenanter will not disclose to any unauthorized person or use for its own account, anywhere within the geographical territory in which Company is marketing its services or products, any of such Confidential Information without the prior written consent of Company, unless and to the extent the aforementioned matters become known to or available for use by the public otherwise than as a result of Covenanter 's acts or omissions to act. Covenanter further agrees that upon termination of this Agreement it will not withhold or retain any records, papers, letters, or other data and information with respect to Buyer's business without the prior written consent of Company's Board of Directors.

      3. Saving Clause. The Company and Covenanter intend that the covenants of Sections 1 and 2 shall be deemed to be a series of separate covenants, one for each county of each and every state, country, province, municipality, territory or jurisdiction located in the Restricted Territory and one for each month of the period specified above. If, in any judicial proceeding, a court shall refuse to enforce any of such covenants, then such unenforceable covenants shall be deemed eliminated from the provisions hereof for the purpose of such proceedings to the extent necessary to permit the remaining separate covenants to be enforced in such proceedings.

      4. Injunction. In the event of a breach or a threatened breach by Covenanter or any of its affiliates of this Sections 1 or 2, the Company shall be entitled to an injunction restraining such breach without posting bond, but nothing herein shall be construed to prohibit the Company from pursuing any remedy available to the Company for such breach or such threatened breach.

      5. Successors and Assigns; Gender. This Agreement shall inure to the benefit of the Company, its successors and assigns and may not be terminated, amended or modified, except by an instrument in writing executed by Covenanter and the Company. The masculine gender shall be deemed to include the feminine and neuter genders in this Agreement.

      6. Governing Law. The provisions of this Agreement shall be construed, and the performance thereof shall be enforced, in accordance with the laws of California. The parties hereby irrevocably and unconditionally submit to the exclusive jurisdiction and venue of the courts of California and the federal courts of the United States of America located in such State in the event of any dispute hereunder.

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      7.  Designation of Agent.  Covenanter  represents,  warrants and covenants that it is subject to service of process at the official residence of Ballerini in California, or an identified location communicated from time to time to the Company should Ballerini's employment relationship with the Company terminate, and that it will remain so subject so long as this Agreement is in effect

      Covenanter further acknowledges that it will materially, directly or indirectly, receive financial benefit from the underlying transactions. Covenanter agrees that the execution of this Agreement and performance of its obligations hereunder shall be deemed to have a California situs, and Covenanter shall be subject to the personal jurisdiction of the courts of California with respect to any action the Company, its successors or assigns may commence hereunder. Accordingly, Covenanter hereby specifically and irrevocably (a) agrees that any suit, action or other legal proceedings arising out of this Agreement may be brought in the courts of record of California or the courts of the United States located in such state; (b) consents to the jurisdiction of each such court in any such suit, action or proceeding; and (c) waives any objection which Covenanter may have to the laying of venue of any such suit, action or proceeding in any of such courts.

                            [Signature page follows.]


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

      IN WITNESS WHEREOF, the parties have each executed and delivered this Agreement as of the day and year first above written.

                                    COMPANY
                                    IPEX, Inc.


                                    By:  /s/ Milton Ault
                                        ----------------------------------------
                                    Name: Milton "Todd" Alt
                                    Title: Chief Executive Officer

                                    COVENANTER
                                    RGB Channel SRL


                                    By: consigliere administezio de RGB Channel
                                        ----------------------------------------
                                    Name:  /s/ Massimo Ballerini
                                          --------------------------------------
                                    Title: consigliere
                                           -------------------------------------


                                     /s/ Massimo Ballerini
                                    --------------------------------------------
                                    Massimo Ballerini

                                    B Tech, Ltd.

                                    By:
                                          --------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                          --------------------------------------


                                       /s/ Emanuele Boni
                                       --------------------------------------
                                       Emanuele Boni


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